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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): SEPTEMBER 1, 2004

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                           UNITED HERITAGE CORPORATION
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

              UTAH                          0-9997                       87-0372864
 (STATE OR OTHER JURISDICTION OF     (COMMISSION FILE NO.)    (IRS EMPLOYEE IDENTIFICATION NO.)
 INCORPORATION OR ORGANIZATION)
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                              2 North Caddo Street
                              Cleburne, Texas 76033
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                  817-641-3681
                            (ISSUER TELEPHONE NUMBER)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2 below).

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b)).

[ ] Pre-commencement communications pursuant to Rule 13e-4(C) under the Exchange
    Act (17 CFR 240.13(e)-4(c)) [GRAPHIC OMITTED]

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                  This Form 8-K and other reports filed by the Registrant from time to time with the Securities and Exchange Commission (collectively the
"Filings") contain forward looking statements and information that are based upon beliefs of, and information currently available to, the Registrant's management as well as estimates and assumptions made by the Registrant's management. When used in the Filings the words "anticipate", "believe",
"estimate", "expect", "future", "intend", "plan" or the negative of these terms and similar expressions as they relate to the Registrant or the Registrant's management identify forward looking statements. Such statements reflect the current view of the Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to the Registrant's industry, operations and results of operations and any businesses that may be acquired by the Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

                  Although the Registrant believes that the expectations reflected in the forward looking statements are reasonable, the Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, the Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.

ITEM 3.01         NOTICE OF FAILURE TO SATISFY A CONTINUED LISTING RULE OR
                  STANDARD

                  On September 1, 2004 the Registrant received a letter from The
Nasdaq Stock Market indicating that, for a period of 30 consecutive business days, the bid price of the Registrant's common stock closed below the minimum
$1.00 per share requirement for continued inclusion under Marketplace Rule
4310(c)(4).

                  According to the letter, the Registrant will have until February 28, 2005 to regain compliance. If needed, and if the Registrant meets
Nasdaq's Initial Listing Requirements, which the Registrant does, an additional
180 days thereafter may be afforded to the Registrant.

                  As of the date of this filing, the Registrant believes that compliance will be regained within the time frame(s) set out above.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  September 2, 2004

                                     UNITED HERITAGE CORPORATION


                                     By: /s/ Walter G. Mize
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                                        Walter G. Mize, Chief Executive Officer